Exhibit 99.1

Phoenix Motor, Inc Investor Presentation, January 2023

DISCLAIMER This presentation contains forward - looking statements as defined by the Private Securities Litigation Reform Act of 1995 . Forward - looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts . When the Company uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward - looking statements . Forward - looking statements are no guarantee of future performance and involve risks and uncertainties that may cause the actual results to differ materially from the Company’s expectations discussed in the forward - looking statements . These statements are subject to uncertainties and risks including, but not limited to, the following : the Company’s ability to convert concept trucks and vans into production and sales ; the Company’s product development timeline and expected start of production ; development of competitive trucks and vans manufactured and sold by the Company’s competitors and major industry vehicle companies ; the Company’s ability to scale in a cost - effective manner ; the Company’s future capital requirements and sources and uses of cash ; the Company’s ability to obtain funding for its future operations ; the Company’s financial and business performance ; changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans ; the implementation, market acceptance and success of its business model ; expectations regarding the Company’s ability to obtain and maintain intellectual property protection and not infringe on the rights of others ; and other risks contained in the Offering prospectus and reports filed by the Company with the SEC . For these reasons, among others, investors are cautioned not to place undue reliance upon any forward - looking statements in this press release . Additional factors are discussed in the Company’s filings with the SEC, including those set forth in the Risk Factors section of the Company's registration statement and Offering prospectus, which are available for review at www . sec . gov . The Company undertakes no obligation to publicly revise these forward - looking statements to reflect events or circumstances that arise after the date hereof . This presentation speaks as of January 2023 . The information presented or contained in this presentation is subject to change without notice . Neither the delivery of this presentation nor any further discussions of the Company, any of its affiliates, shareholders, directors, employees, agents, advisors, representatives or the underwriters with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date . Phoenix Motor Inc. | Page 2 Nasdaq: PEV

Who Is Phoenix Motorcars? Phoenix Motorcars Today Medium Duty Vehicle Lines EdisonFuture Brand Vehicles Phoenix Solutions, Products & Services Strategic Partnerships Key Investment Highlights Appendix 4 5 6 8 9 11 12 14 Table of Contents Phoenix Motorcars

Who Is Phoenix Motorcars?

Phoenix Motorcars was founded in 2003 and is headquartered in Anaheim, California.

Our goal is to be a leader in sustainable and zero-emission, all electric, medium duty commercial transportation vehicles serving a wide range of industries including municipalities, airport parking, hotels, campuses, etc.


SCHOOL BUS

A Few of Our Customers and Major Partners

Phoenix Motorcars is proud to serve companies that use electric vehicles. Phoenix today serves over 50 commercial fleet customers, to whom we have deployed over 100 shuttle buses and trucks, with combined miles traveled of over 4 million miles.

NASA JPL · AviStar Airport Parking · City of Irvine 1971 · Airport Center · Department of Defense United States of America · SP+ · WallyPark Airport Parking · Joe's Airport Parking · PCI Parking Concepts Inc. · Pegasus · CATL · Fermata Energy · iAT · Aulton

Nasdaq: PEV

Phoenix Motor Inc. | Page 4

Phoenix Motorcars Today Phoenix Motorcars was founded in 2003 and delivered its first electric truck to NASA’s Jet Propulsion Laboratory in Pasadena, California nearly a decade ago 1. Phoenix is well positioned to take advantage of the ongoing shift from ICE to EV 2. Engineering - focused company with patented technologies to address the market’s need for the next generation of Commercial vehicles, pickup trucks and SUVs • Phoenix vehicles have logged nearly 4 million zero - emission miles on the road today • All - electric, medium duty, commercial vehicles, such as buses, utility and service trucks, box trucks, walk - in vans and refrigerated trucks • Vehicles sold as complete vehicles as well as in kit form to other entities 3. Phoenix also offers a full range of lithium ion electric forklifts, as well as EV chargers, telematics solutions for fleets, EV infrastructure solutions and vehicle maintenance and service programs 4. Customer base and vehicle application spans wide range of industries and uses: • Vehicles used for airport parking, hotels, campuses, municipalities, ports, micro - transit services, dial - a - ride, etc. • Phoenix today serves over 50 commercial fleet customers • We have deployed well over 100 shuttle buses and trucks Phoenix Motor Inc. | Page 5 Nasdaq: PEV

Phoenix Medium Duty Vehicles: Gen 4 In 2023, Phoenix will introduce its 4 th Generation drivetrain (Gen 4) vehicles, providing a bridge to the Gen 5 “Ground Up Chassis” design: 1. Asset Light Business Model: The “asset light” business model extends both upstream to suppliers and downstream to manufacturing partners: • Upstream: Leveraging its strategic partnerships with R&D partners and engineering service suppliers. • Downstream: Partnering with customers and third parties to develop manufacturing and assembly facilities across the U.S. 2. Scale: Efficient scaling of production: • Anaheim production facility reconfigured not only to increase production, but also to serve as training/showcase facility to ensure procedures are standardized across all locations. • Utilizing customer and third - party assembly facilities to increase production with low capital requirements. 3. Battery Supply: Secured dependable supply source: • Benefitting from recent partnership with CATL for long - term strategic supply of K - Packs and related products. • Solving the first major impediment to long - term growth…secure and reliable battery supply. 4. Reduced Costs: Gen 4 is expected to achieve lower production and materials costs compared to Gen 3 vehicles, benefiting from: • standardization of processes and procedures • use of standardized components and sub - assemblies Phoenix Motor Inc. | Page 6 Nasdaq: PEV

Phoenix Medium Duty Vehicles: Gen 5 Ground Up Chassis In 2024, Phoenix will introduce its “Gen 5” vehicles, design for which is already well underway Gen 5 will build upon the experiences and design innovations of Gen 4 and provide: 1. Ground - up Chassis Design: Company will be producing its own ‘ground - up’ chassis in 2024 2. Chassis Independence: Phoenix will achieve chassis independence, solving the second major impediment to long - term growth, which is access to a sufficient number of new chassis 3. Lower Cost: In addition to the lower costs achieved during development of Gen 4 through standardized processes and procedures as well as components and sub - assemblies, Gen 5 is expected to see a further step - change lower in costs, as producing its own chassis will cost far less than the current cost to acquire chassis 4. Increased Design Flexibility: Ground up chassis enables ability to customize for special needs while maintaining standardization and quality 5. Greater Customer Satisfaction: Able to accommodate customer requirements and meet the demands of the transforming EV market Phoenix Motor Inc. | Page 7 Nasdaq: PEV

EdisonFuture - Phoenix’s Light - duty Brand In 2025 , Phoenix plans to bring to market it’s line of light - duty consumer and commercial vehicles through its EdisonFuture brand in the form of pickup trucks, SUVs and delivery vans . The prototypes were unveiled to rave reviews at the 2021 LA Auto Show and the 2022 Consumer Electronics Show . EF 1 - T PICKUP TRUCK A robust and modern multi - purpose pickup truck for work, travel, family or personal use in varying road and environment conditions, from the city streets to off - road. EF1 - V DELIVERY VAN Utilizing the same chassis and platform as the EF1 - T Pickup Truck series, the EF1 - V Delivery Van is a robust and modern multi - purpose van. All EF1 series vehicles will feature Phoenix’s patented solar panel array, either on the “armadillo” pickup truck bed cover or on the roof of the SUV and van, extending the battery range. Phoenix Motor Inc. | Page 8 Nasdaq: PEV

Full suite of residential and commercial chargers and network solutions 1. Residential chargers 2. Pedestal & Wall Mount single & dual 30 am AC chargers 3. Medium & Standard 30 kWh – 60 kWh DC chargers 4. High power 120 - 180 kWh DC chargers 5. Level ll AC Chargers Next generation forklifts are lithium - ion powered Affordable, lithium - ion battery powered with best in class warranties 1. FL20 - C 4000 lb. Rated Counterbalance Forklift 2. FL25 - C 5000 lb. Rated Counterbalance Forklift 3. FL2015L – 3000 lb. Pallet Jack 4. FL2020L – 4000 lb. Pallet Jack Next Generation Charging Solutions & Electric Forklift Products Phoenix Motor Inc. | Page 9 Nasdaq: PEV

Phoenix Service Programs Phoenix Maintenance Service Programs: Offer full range of services covering all customer maintenance needs • Complete maintenance for vehicles, forklifts and chargers • Battery replacement services • Access to Phoenix Telematics For fleets • Discounted service plans for fleets • CHP DOT Electric vehicle inspections available • Digital tracking of maintenance and automatic service request reminders Phoenix Connect provides telematics solutions to support electric fleets Utilizing real - time data to optimize operations: • Planning based on range, energy usage and routes • Real - time energy and charging monitoring and alerts • Vehicle and driver efficiency reports • Vehicle preventive maintenance and diagnostic monitoring • Automatic reporting for state & HVIP subsidy programs Turnkey Infrastructure Solutions Will provide total power management systems that integrate swappable vehicle batteries, bi - directional energy storage/sale capabilities and utilize solar power arrays to further reduce costs/increase revenues Phoenix Motor Inc. | Page 10 Nasdaq: PEV

Recent Strategic Partnerships As a result of Phoenix Executive Management Team’s deep experience and relationships within the EV sphere, the Company has established strategic relationships with many of the leading participants in the global EV industry. CATL (Contemporary Amperex Technology Company) • Long - Term partnership for co - development of batteries for Phoenix Motorcars’ product lines, including Gen 4 vehicles, as well as potential cooperation on Gen 5 and EdisonFuture (Gen 6) models in the future • Companies will also explore the opportunity to deploy E - rolling chassis technology in Phoenix vehicle models Aulton • Long - Term partnership for the co - development of swappable battery systems Phoenix product lines IAT Automotive • Partnership to advance engineering and design work for Phoenix’s Gen 4 electric vehicles, including features such as fixed and swappable battery systems and eAxle technology, to deliver higher efficiency and greater range Pegasus Specialty Vehicles • Partnership to jointly develop Type A electric school buses, to be marketed in North America • Agreement targets minimum of 300 Type A school buses to be built within the next three years Fermata Energy • Partnership to test bi - directional charging solutions for Phoenix Motorcars’ EV customers Phoenix Motor Inc. | Page 11 Nasdaq: PEV

Phoenix Motorcars Key Investment Highlights Key Investment Highlights: 1. Seasoned, incentivized management team with average experience of nearly 30 years 2. Asset light business model with world class partners 3. Not a pre - revenue company, we delivered our first trucks nearly a decade ago: • Phoenix EVs have logged 4 million zero - emission miles on the road 4. 3 major product launches over the next 3 years 5. Strategically well positioned to take advantage of the shift from ICE to EV 6. Future optionality: • Swappable batteries for more efficient fleet management and the revenue - generating opportunities with total energy management systems • Fuel cell business Phoenix Motor Inc. | Page 12 Nasdaq: PEV

Appendix Phoenix Motor Inc. | Page 13 Nasdaq: PEV

Industry Pioneer with Long History of Developing Commercial EVs

2003

Founded in 2003 in California

2007



Showcased Phoenix's all-electric pickup truck to President George W. Bush at the White House in February 2007

2010



Developed cutting edge zero emission drivetrain for medium duty vehicles

2015



Deployed first all-electric bus at NASA's Jet Propulsion Laboratory

2016



Deployed first all-electric fleet at Los Angeles Airport's Wally Park parking complex

2018



Launched marketing for 2nd generation, high power electric drive system Ford E-450 chassis

2019



Deployed 2nd generation, high power electric drive system to Park & Zoom in Austin, TX

2020

Acquired by SPI Energy Co., Ltd.

2021





Launched 3rd generation powertrain
Introduced full range of EV charging solutions
Conceptualized and introduced EdisonFuture's next generation EV pickup truck

2022

Completed Initial Public Offering in June

Nasdaq: PEV

Phoenix Motor Inc. | Page 14

Executive Management Team Tarek Helou COO 20 year veteran in product planning and strategy focus. Previously at TD Bank in Toronto and as a senior engineer at Bombardier. MBA from HEC -- Montreal and Electrical Engineering degree from McGill University. Chris Wang CFO 20 + years of leadership experience . Previous CEO of Redwood Group Int’l, partner with SAIF Xinhuihuang Asset Management and former President and CFO of Fushi Copperweld, Inc . MBA from Univ of Rochester and BSc from Univ of Science and Technology Beijing . Dr. Lance Zhou CEO 30 year auto industry veteran. Former CEO of Karma Automotive; Former CEO and President of Beijing Foton - Daimler Automotive, and Level 1 VP of Daimler Global; CEO of Naveco. PhD from Nanjing University of Science and Technology. Jose Paul CMO Over 19 years of automotive and transportation industry experience including senior roles at FedEx, Dubai and Frost & Sullivan. MBA Cochin University of Science & Technology and BS from Christ College, Bangalore University. Edmund Shen VP Product Management Product and business leader with 23 years of Silicon Valley experience in EVs, AI, robotics, energy, equipment, and software. Founding member of SERES EV and an early product developer at Tesla. MS in Engineering from San Jose State University. Josh Selin VP Global Service 15 years of H/EV technology experience. Previously was a project manager at New Flyer for electric drive systems and ultracapacitor development for critical planned upgrades, and service modifications. Chao Xue VP Operations Extensive EV operational experience. Most recently heading the Gillig bus company’s EV operations and previously with BYD Thomas Allen VP Sales Over 10+ years experience in the electric vehicle and electric distribution sectors, successfully leading the sales department to record growth and expansion. Dr. Frank Lee VP Vehicle Integration 30 + years vehicle development experience . Recently VP of vehicle integration at Karma . Prior senior positions at BYD, Beiben, Geely, Hybride Kinetic, General Motors and Ford . PhD from Ohio State in Engineering Mechanics, MS & BS in Mechanics from Houzhong Univ of Science & Technology . Mark Hastings SVP of Corporate Development, Head of Investor Relations 30+ years experience on Wall Street on the sell side and buy side within the energy, automotive and fintech sectors. MBA in Finance from the University of Tennessee, BA in Economics from the University of Virginia. Lewis Liu SVP of PMO & Bus Dev 30 + years experience in electric vehicles, EV infrastructure & eMobility . Former VP of Business Development & Strategy at Karma . Previous senior positions at AiKar, Faraday Future and KPMG . MBA University of Chicago, MS in AI University of MS and BS in Comp Science Beijing Polytechnic . Phoenix Motor Inc. | Page 15 Nasdaq: PEV

Board of Directors Phoenix Motor Inc. | Page 16 Nasdaq: PEV

Engineering P r o duc t i o n Quality Assurance Acc o un t ing M a t eri a l s Human Resources Sales and Marketing Folsom – Fuel Cell Servi ce Purchasing The Phoenix Team Executive Management Team Phoenix Motor Inc. | Page 17 Nasdaq: PEV

Investor Relations: Mark Hastings, Senior Vice President & Head of Investor Relations Sioban Hickie, ICR Inc. Phoen i x I R@ i cri n c . com +(909) 786 - 4617 Media: marketing@phoenixmotorcars.com Sales: sales@phoenixmotorcars.com + (909) 987 - 0815 Phoenix Motor Inc. | Page 18 Nasdaq: PEV Corporate Contacts